Exhibit 4.8

FIFTH SUPPLEMENTAL INDENTURE

FIFTH SUPPLEMENTAL INDENTURE, dated as of August 24, 2015 (this “Supplemental Indenture”), by and among ABBEY NATIONAL TREASURY SERVICES PLC, a public limited company incorporated in England and Wales (the “Issuer”), SANTANDER UK PLC, a public limited company incorporated in England and Wales (the “Guarantor”), and THE BANK OF NEW YORK MELLON, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the “Trustee”), having its Corporate Trust Office at One Canada Square, London, E14 5AL.

W I T N E S S E T H:

WHEREAS, the Issuer, the Guarantor and the Trustee have executed and delivered an Indenture dated as of April 27, 2011 (the “Base Indenture”), as amended and supplemented by a second supplemental indenture entered into on September 10, 2014 (the “Second Supplemental Indenture” and, together with the Base Indenture and this Supplemental Indenture, the “Indenture”);

WHEREAS, Section 9.01(d) of the Base Indenture provides that the Issuer, the Guarantor and the Trustee may enter into a supplemental indenture to add to, change or eliminate any of the provisions of the Base Indenture; provided that any such change or elimination shall become effective only when there is no Senior Debt Security Outstanding of any series created prior to the execution of such supplemental indenture effecting such change or elimination which is entitled to the benefit of such provision, and adversely affected by such addition, change or elimination;

WHEREAS, Section 9.01(f) of the Base Indenture provides that the Issuer, the Guarantor and the Trustee may enter into a supplemental indenture to establish the forms or terms of the Senior Debt Securities of any series without the consent of Holders as permitted under Sections 2.01 or 3.01 of the Base Indenture;

WHEREAS, the Issuer desires to issue $750,000,000 2.000% Notes due 2018 (such series of Senior Debt Securities, the “Fixed Rate Notes”) and $250,000,000 Floating Rate Notes due 2018 (such series of Senior Debt Securities, the “Floating Rate Notes,” and, together with the Fixed Rate Notes, the “Notes”) pursuant to the Base Indenture (as supplemented and amended by this Supplemental Indenture);

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and binding instrument in accordance with the terms of the Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and the equal and ratable benefit of the Holders of the Notes.

ARTICLE 1
DEFINITIONS

Section 1.01.                          Definition of Terms. For all purposes of this Supplemental Indenture:

(a)                                 capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(b)                                 all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)                                  the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(d)                                 the section headings herein are for convenience only and shall not affect the construction of this Supplemental Indenture; and

(e)                                  the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Section 1.02.                          Supplemental Definitions. The following definitions shall apply to the Notes only:

(a)                                 “Accrued Interest Factor” has the meaning set forth in clause (d)(2) of Section 2.02 of this Supplemental Indenture.

(b)                                 “Base Indenture” has the meaning set forth in the recitals to this Supplemental Indenture.

(c)                                  “BBA” means the British Bankers’ Association.

(d)                                 “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.

(e)                                  “Calculation Agent” means The Bank of New York Mellon, or its successor appointed by the Issuer.

(f)                                   “Fixed Rate Interest Payment Date” has the meaning set forth in clause (d) of Section 2.01 of this Supplemental Indenture.

(g)                                  “Fixed Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(h)                                 “Fixed Rate Notes Maturity Date” has the meaning set forth in clause (c) of Section 2.01 of this Supplemental Indenture.

(i)                                     “Floating Rate Interest Determination Date” means the second London Banking Day preceding the applicable Floating Rate Interest Reset Date.

(j)                                    “Floating Rate Interest Payment Date” has the meaning set forth in clause (d)(1) of Section 2.02 of this Supplemental Indenture.

(k)                                 “Floating Rate Interest Reset Date” has the meaning set forth in clause (d)(3) of Section 2.02 of this Supplemental Indenture.

(l)                                     “Floating Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(m)                             “Floating Rate Notes Maturity Date” has the meaning set forth in clause (c) of Section 2.02 of this Supplemental Indenture.

(n)                                 “Guarantor” has the meaning set forth in the introduction to this Supplemental Indenture.

(o)                                 “Indenture” has the meaning set forth in the recitals to this Supplemental Indenture.

(p)                                 “Initial Floating Interest Rate” has the meaning set forth in clause (d)(1) of Section 2.02 of this Supplemental Indenture.

(q)                                 “Issue Date” has the meaning set forth in clause (c) of Section 2.01 of this Supplemental Indenture.

(r)                                    “Issuer” has the meaning set forth in the introduction to this Supplemental Indenture.

(s)                                   “LIBOR” shall mean, as of any Floating Rate Interest Determination Date:

(1)         the offered quotation to leading banks in the London interbank market for three-month U.S. Dollar deposits (i) as defined by (A) the BBA, (B) its successor in such capacity, such as NYSE Euronext Rate Administration Ltd., or (C) such other person assuming the responsibility of the BBA or its successor in calculating the London Inter-Bank Offered Rate in the event the BBA or its successor no longer do so, and (ii) as calculated by their appointed calculation agent and published, as such rate appears on either the Reuters Monitor Money Rates Service page LIBOR01 (or a successor page on such service) or, if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Floating Rate Interest Determination Date;

(2)         if no such rate is so published, then the rate for such Floating Rate Interest Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month U.S. Dollar deposits quoted by the Reference Banks to the Calculation Agent as of 11:00 a.m., London time, on such Floating Rate Interest Determination Date (it being understood that at least two such quotes must have been so provided to the Calculation Agent); or

(3)         if LIBOR cannot be determined on such Floating Rate Interest Determination Date using the foregoing methods, then LIBOR on such Floating Rate Interest Determination Date shall be LIBOR in effect as determined using the foregoing methods for the first calendar day preceding such Floating Rate Interest Determination Date on which LIBOR can be so determined.

(t)                                    “London Banking Day” means any day on which dealings in U.S. Dollars are transacted in the London interbank market.

(u)                                 “Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(v)                                 “Reference Banks” means each of four major reference banks in the London interbank market, as selected by the Issuer or the Guarantor.

(w)                               “relevant UK resolution authority” means the Bank of England or any other authority with the ability to exercise a UK Bail-in Power.

(x)                                 “Regular Record Date” means the fifteenth calendar day, whether or not a Business Day, that precedes the relevant Fixed Rate Interest Payment Date or Floating Rate Interest Payment Date, as applicable.

(y)                                 “Santander UK Group” means the Guarantor, together with its subsidiary undertakings.

(z)                                  “Trustee” has the meaning set forth in the introduction to this Supplemental Indenture.

(aa)                          “UK Bail-in Power” means any statutory power in the UK under the UK Banking Act 2009, as the same may be amended, re-enacted or replaced from time to time, pursuant to which liabilities (including accrued but unpaid interest) of a bank, investment firm and certain banking group companies (including relevant parent undertakings, subsidiaries and/or certain affiliates of banks and investment firms) can be (in part or in full) cancelled, written down, reduced, modified, varied, changed in form, transferred, diluted and/or converted into shares or other securities or obligations of the Issuer or any other person.

ARTICLE 2

THE NOTES

Section 2.01.                          The following terms relating to the Fixed Rate Notes are hereby established:

(a)                                 The title of the Fixed Rate Notes shall be “2.000% Notes due 2018”;

(b)                                 The principal amount of the Fixed Rate Notes that may be authenticated and delivered under the Indenture shall not initially exceed $750,000,000 (except as otherwise provided in the Indenture);

(c)                                  The Fixed Rate Notes shall be issued on August 24, 2015 (the “Issue Date”) and the principal on the Fixed Rate Notes shall be payable on August 24, 2018 (the “Fixed Rate Notes Maturity Date”);

(d)                                 Interest on the Fixed Rate Notes shall be payable semi-annually at a rate of 2.000% per annum. Interest will be payable in arrears on February 24 and August 24 of each year, beginning on February 24, 2016 (each, a “Fixed Rate Interest Payment Date”), and on the Fixed Rate Notes Maturity Date, to the person in whose name the Fixed Rate Notes are registered at the close of business on the Regular Record Date.  Interest on the Fixed Rate Notes will be calculated as contemplated by Section 3.10 of the Base Indenture.  If any Fixed Rate Interest Payment Date or Redemption Date, or the Fixed Rate Notes Maturity Date, as the case may be, would fall on a day that is not a Business Day, then the Fixed Rate Interest Payment Date or Redemption Date, or the Fixed Rate Notes Maturity Date, as the case may be, will be postponed to the next succeeding Business Day, but no additional interest shall accrue and be paid unless the Issuer (or the Guarantor, if applicable) fails to make payment on such next succeeding Business Day;

(e)                                  No premium, upon redemption or otherwise, shall be payable by the Issuer on the Fixed Rate Notes;

(f)                                   Principal of, and any interest on, the Fixed Rate Notes shall be paid to the Holder through the Trustee, as Paying Agent, having offices in New York, New York;

(g)                                  The Fixed Rate Notes shall not be redeemable except as provided in Section 11.08 of the Base Indenture. The Fixed Rate Notes shall not be redeemable at the option of the Holders at any time;

(h)                                 The Issuer shall have no obligation to redeem or purchase the Fixed Rate Notes pursuant to any sinking fund or analogous provision;

(i)                                     The Fixed Rate Notes shall be issued only in denominations of $1,000 and integral multiples of $1,000 in excess thereof;

(j)                                    The Fixed Rate Notes shall be denominated in U.S. Dollars;

(k)                                 The payment of principal of, and interest on, the Fixed Rate Notes shall be payable only in the coin or currency in which the Fixed Rate Notes are denominated which, pursuant to clause (j) above, shall be U.S. Dollars;

(l)                                     The Fixed Rate Notes will be subject to, and each Holder and beneficial owner of the Fixed Rate Notes recognizes, acknowledges, agrees and consents that the Fixed Rate Notes will be subject to, the exercise of any UK Bail-in Power by the relevant UK resolution authority. Each Holder and beneficial owner of the Fixed Rate Notes recognizes, acknowledges, agrees to be bound by, and consents to, the exercise of any UK Bail-in Power by the relevant UK resolution authority pursuant to Article Four of this Supplemental Indenture;

(m)                             The Fixed Rate Notes will be issued in the form of one or more Global Securities in registered form, without coupons attached, and the initial Holder with respect to each such Global Security shall be Cede & Co., as nominee of DTC;

(n)                                 Except in limited circumstances, the Fixed Rate Notes will not be issued in definitive form; and

(o)                                 The form of the Fixed Rate Notes shall be evidenced by one or more Global Securities in registered form substantially in the form of Exhibit A to this Supplemental Indenture.

Section 2.02.                          The following terms relating to the Floating Rate Notes are hereby established:

(a)                                 The title of Floating Rate Notes shall be “Floating Rate Notes due 2018”;

(b)                                 The principal amount of the Floating Rate Notes that may be authenticated and delivered under the Indenture shall not initially exceed $250,000,000 (except as otherwise provided in the Indenture);

(c)                                  The Floating Rate Notes shall be issued on the Issue Date and the principal on the Floating Rate Notes shall be payable on August 24, 2018 (the “Floating Rate Notes Maturity Date”);

(d)                                 (1) Interest on the Floating Rate Notes shall be payable quarterly at a rate equal to LIBOR plus 0.850% per annum. Interest will be payable quarterly in arrears on February 24, May 24, August 24 and November 24, beginning on November 24, 2015 (each, a “Floating Rate Interest Payment Date”), and the Floating Rate Notes Maturity Date, to the person in whose name the Floating Rate Notes are registered at the close of business on the Regular Record Date. Interest on the Floating Rate Notes

will initially bear interest from and including August 24, 2015, to, but excluding, November 24, 2015 at a rate per year equal to LIBOR plus 0.850% per annum (the “Initial Floating Interest Rate”) as determined by the Calculation Agent. If any Floating Rate Interest Payment Date would fall on a day that is not a Business Day, the Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day and interest thereon will continue to accrue to, but excluding, such succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Floating Rate Interest Payment Date will be the immediately preceding Business Day and interest shall accrue to, but excluding, such preceding Business Day. If the Floating Rate Notes Maturity Date or Redemption Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but no additional interest shall accrue and be paid unless the Issuer (or the Guarantor, if applicable) fails to make payment on such next succeeding Business Day;

(2)         The amount of interest accrued on the Floating Rate Notes to each Floating Rate Interest Payment Date will be calculated by multiplying the principal amount of the Floating Rate Notes by an Accrued Interest Factor. The “Accrued Interest Factor” will be equal to the sum of the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each day is equal to the interest rate applicable to that day divided by 360. The interest rate in effect on any Floating Rate Interest Reset Date (as defined below) will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding Floating Rate Interest Reset Date, or, if none, the Initial Floating Interest Rate;

(3)         The interest rate on the Floating Notes shall be reset quarterly on February 24, May 24, August 24 and November 24, beginning on November 24, 2015 (each, a “Floating Rate Interest Reset Date”); provided that the interest rate in effect from and including August 24, 2015, to, but excluding, the first Floating Rate Interest Reset Date, will be the Initial Floating Interest Rate;

(e)                                  No premium, upon redemption or otherwise, shall be payable by the Issuer on the Floating Rate Notes;

(f)                                   Principal of, and any interest on, the Floating Rate Notes shall be paid to the Holder through the Trustee, as Paying Agent, having offices in New York, New York;

(g)                                  The Floating Rate Notes shall not be redeemable except as provided in Section 11.08 of the Base Indenture. The Floating Rate Notes shall not be redeemable at the option of the Holders at any time;

(h)                                 The Issuer shall have no obligation to redeem or purchase the Floating Rate Notes pursuant to any sinking fund or analogous provision;

(i)                                     The Floating Rate Notes shall be issued only in denominations of $1,000 and integral multiples of $1,000 in excess thereof;

(j)                                    The Floating Rate Notes shall be denominated in U.S. Dollars;

(k)                                 The payment of principal of, and interest on, the Floating Rate Notes shall be payable only in the coin or currency in which the Floating Rate Notes are denominated which, pursuant to clause (j) above, shall be U.S. Dollars;

(l)                                     The Floating Rate Notes will be subject to, and each Holder and beneficial owner of the Floating Rate Notes recognizes, acknowledges, agrees and consents that the Floating Rate Notes will be subject to, the exercise of any UK Bail-in Power by the relevant UK resolution authority. Each Holder and beneficial owner of the Floating Rate Notes recognizes, acknowledges, agrees to be bound by, and consents to, the exercise of any UK Bail-in Power by the relevant UK resolution authority pursuant to Article Four of this Supplemental Indenture;

(m)                             The Floating Rate Notes will be issued in the form of one or more Global Securities in registered form, without coupons attached, and the initial Holder with respect to each such Global Security shall be Cede & Co., as nominee of DTC;

(n)                                 Except in limited circumstances, the Floating Rate Notes will not be issued in definitive form; and

(o)                                 The form of the Floating Rate Notes shall be evidenced by one or more Global Securities in registered form substantially in the form of Exhibit B to this Supplemental Indenture.

ARTICLE 3

AMENDMENTS TO THE BASE INDENTURE

APPLICABLE TO THE NOTES ONLY

Section 3.01.                          Governing Law.  With respect to the Notes only, Article One of the Base Indenture is amended by amending and restating Section 1.12 in its entirety, which shall read as follows:

Section 1.12.                                  Governing Law.  This Indenture, the Senior Debt Securities and the related Guarantees shall be governed by, and construed in accordance with, the laws of the State of New York, except that (i) the authorization and execution of the Senior Debt Securities Indenture, the Senior Debt Securities and the related Guarantees shall be governed (in addition to the laws of the State of New York relevant to execution) by the respective jurisdictions of the Issuer, the Guarantor and the Trustee, as the case may be, and (ii) Section 4.01 and Section 4.04 of the Supplemental Indenture and the corresponding provisions in the Senior Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

ARTICLE 4

UK BAIL-IN POWER

Section 4.01.                          Consent to the Exercise of the UK Bail-in Power.  By its acquisition of the Notes, each Holder and beneficial owner of the Notes:

(a)                                 recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Notes that may result in (i) the cancellation, write-down or reduction of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Notes (including any interest which is accrued but unpaid) and/or (ii) any other modification, variation or change of form of the Notes and/or (iii) the conversion of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Notes (including any interest which is accrued but unpaid) into shares or other securities or other obligations of the Issuer, the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and recognizes, acknowledges, agrees and consents that its rights as a Holder and/or beneficial owner of the Notes will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Notes any ordinary shares or other instruments of ownership into which the Notes may be converted;

(b)                                 recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Guarantees in relation to the Notes that may result in (i) the cancellation, write-down or reduction of all, or a portion, of the outstanding amounts due under the Guarantees and/or (ii) any other modification, variation or change of form of the Guarantees and/or (iii) the conversion of all, or a portion, of the obligations under the Guarantees into shares or other securities or other obligations of the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and recognizes, acknowledges, agrees and consents that its rights will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Guarantees any ordinary shares or other instruments of ownership into which the Guarantees may be converted;

(c)                                  recognizes, acknowledges and agrees that no repayment of the principal amount of the Notes or payment of interest on the Notes or a payment of any amount under the Guarantees will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Issuer and/or the Guarantor after the exercise of such UK Bail-in Power;

(d)                                 recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to such Notes and/or Guarantees; and

(e)                                  recognizes, acknowledges, agrees and consents that this Section 4.01 and Section 2.01 constitute the entire agreement between the Issuer, the Guarantor and each Holder and beneficial owner of the Notes on the matters described herein to the exclusion of any other agreements, arrangements or understandings between the parties relating to the Notes and/or the Guarantees.

Section 4.02.                          Duties of the Trustee upon Exercise of the UK Bail-in Power.  By its acquisition of the Notes, each Holder and beneficial owner of the Notes:

(a)                                 recognizes, acknowledges, consents and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Notes and/or the Guarantees in relation to the Notes including each and every consequence arising therefrom referred to in Section 4.01 shall not give rise to an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(b)                                 to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Notes including each and every consequence arising therefrom referred to in Section 4.01;

(c)                                  recognizes, acknowledges, consents and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority with respect to the Notes and/or the Guarantees (a) the Trustee shall not be required to take any further directions from Holders of the affected Notes under Section 5.12 of the Base Indenture and (b) none of the Base Indenture or this Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority including each and every consequence arising therefrom referred to in Section 4.01; and

(d)                                 shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Notes to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Notes and/or the Guarantees as it may be imposed including each and every consequence arising therefrom referred to in Section 4.01, without any further action or direction on the part of such Holder or beneficial owner of the Notes.

Section 4.03.                          Supplemental Indentures.  In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer, the Guarantor and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Notes, without the further consent of any Holders of Notes, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power including each and every consequence arising therefrom referred to in Section 4.01.

Section 4.04.                          Subsequent Holders’ Agreement.  Each Holder or beneficial owner of the Notes that acquires its Notes in the secondary market shall be deemed to recognize, acknowledge and agree to be bound by and consent to the same provisions specified in the Indenture to the same extent as the Holders and beneficial owners of the Notes that acquire the Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Notes related to the UK Bail-in Power including each and every consequence arising therefrom referred to in Section 4.01.

Section 4.05.                          Notice to DTC.  Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Notes, the Issuer shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence and, where relevant, marking down the Notes. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Section 4.06.                          Outstanding Notes.  Notwithstanding Section 4.02(c) of this Supplemental Indenture, if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Notes and/or the Guarantees remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Notes following such completion to the extent that the Issuer, the Guarantor and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the relevant UK authority, there shall at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee will continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, respectively, including to the extent no additional supplemental indenture or amendment is agreed upon pursuant to this Section 4.06.

Section 4.07.                          Compensation and Reimbursement.  The Issuer’s obligations to reimburse and indemnify the Trustee pursuant to Section 6.07 of the Base Indenture shall survive any exercise of the UK Bail-in Power.

ARTICLE 5

MISCELLANEOUS

Section 5.01.                    Effect of this Supplemental Indenture; Ratification and Integral Part.  This Supplemental Indenture shall become effective upon its execution and delivery.

Except as hereby expressly amended with respect to the Notes only, the Base Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 5.02.                          Responsibility for Recitals, Etc.  The recitals herein shall be taken as the statements of the Issuer and the Guarantor, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 5.03.                          Priority.  This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, with respect to the Notes and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

Section 5.04.                          Governing Law.  This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, except that (i) the authorization and execution by the Issuer and the Guarantor of this Supplemental Indenture and (ii) Section 4.01 and Section 4.04 of this Supplemental Indenture and the corresponding provisions in the Notes shall be governed by, and construed in accordance with, the laws of England and Wales.

Section 5.05.                    Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 5.06.                    Entire Agreement.  This Supplemental Indenture constitutes the entire agreement of the parties hereto with respect to the amendments to the Base Indenture set forth herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

ABBEY NATIONAL TREASURY SERVICES PLC

By:	/s/ A Mazaira
Name: Amaya Mazaira
Title: Authorised Attorney

SANTANDER UK PLC

By:	/s/ A Mazaira
Name: Amaya Mazaira
Title: Authorised Attorney

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ P Cattermole
Name: Paul Cattermole
Title: Vice President

EXHIBIT A

FORM OF FIXED RATE NOTE

This Security is in global form within the meaning of the Senior Debt Securities Indenture hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (“DTC”), or a nominee of DTC, which may be treated by the Issuer, the Guarantor, the Trustee and any agent thereof as owner and holder of this Security for all purposes.

By its acquisition of the Securities represented by this Global Security, each holder and beneficial owner of the Securities recognizes, acknowledges, agrees and consents that the Securities will be subject to the exercise of any UK Bail-in Power (as defined herein) by the relevant UK resolution authority (as defined herein). Each holder and beneficial owner of the Securities also, by its acquisition of the Securities, recognizes, acknowledges, agrees and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Securities that may result in (i) the cancellation, write-down or reduction of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) and/or (ii) any other modification, variation or change of form of the Securities and/or (iii) the conversion of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) into shares or other securities or other obligations of the Issuer, the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and the rights of the holders and beneficial owners of the Securities will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Securities any ordinary shares or other instruments of ownership into which the Securities may be converted.

By its acquisition of the Securities represented by this Global Security, each holder and beneficial owner of the Securities recognizes, acknowledges, agrees and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Guarantees in relation to the Securities.

Unless this certificate is presented by an authorized representative of DTC to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Securities in definitive form in the limited circumstances referred to in the Senior Debt Securities Indenture, this Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

Registered No. [ ] CUSIP: 002799AV6 ISIN: US002799AV61	Principal Amount: $[ ]

ABBEY NATIONAL TREASURY SERVICES PLC

2.000% Notes due 2018

Fully, Unconditionally and Irrevocably Guaranteed by

SANTANDER UK PLC

Abbey National Treasury Services plc, a public limited company incorporated in England and Wales (hereinafter called the “Issuer,” which term shall include any successor entity under the Senior Debt Securities Indenture), for value received, hereby promises to pay to Cede & Co., as nominee for DTC, or registered assigns, upon presentation, the principal sum of [   ] DOLLARS ($[   ]) on August 24, 2018 (the “Maturity Date”) and to pay interest thereon from August 24, 2015, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on February 24 and August 24 in each year (each, an “Interest Payment Date”), and on the Maturity Date, commencing on February 24, 2016, at the rate of 2.000% per annum, until the entire principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Senior Debt Securities Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) preceding the related Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of Defaulted Interest to be fixed by the Issuer, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Senior Debt Securities Indenture.

Payment of the principal of and interest on and any Additional Amounts in respect of this Global Security will be paid to DTC for the purpose of permitting DTC to credit the principal and interest received by it in respect of this Global Security to the accounts of the beneficial owners thereof; provided, however, that if this Security is not a Global Security, payment of the principal of, interest on and Additional Amounts, if any, in respect of this Security will be made at the office or agency of the Trustee in The City of New York, or elsewhere as provided in the Senior Debt Securities Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; and provided, further, that at the option of the Issuer payment of interest may be made by (a) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (b) transfer to an account of the Person entitled thereto located inside the United States.

If an Interest Payment Date or Redemption Date, or the Maturity Date, as the case may be, would fall on a day that is not a Business Day, then the Interest Payment Date, or Redemption Date, or the Maturity Date, as the case may be, will be postponed to the next succeeding Business Day, but no additional interest shall be paid unless the Issuer fails to make payment on such next succeeding Business Day.

All amounts of principal, and premium, if any, and interest, on the Securities will be paid by the Issuer without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the country in which the Issuer is organized or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by fiscal or other laws, regulations and directives.  For the purposes of this Security, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”).  If deduction or withholding of any such Taxes shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts of, or in respect of, the principal amount of, premium, if any, and interest, on the Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of the Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, and interest, which would have been payable in respect of the Securities had no such deduction or withholding been required; provided, however, that the foregoing will not apply to any such Tax which would not have been payable or due but for the fact that:

(i)                                     the Holder or the beneficial owner of this Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of this Security, or the collection of any payment of (or in respect of) principal of, premium, if any, or interest, on this Security;

(ii)                                  except in the case of a winding-up of the Issuer in the United Kingdom, this Security is presented (where presentation is required) for payment in the United Kingdom;

(iii)                               this Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting (where presentation is required) the same for payment at the close of such 30 day period;

(iv)                              the Holder or the beneficial owner of this Security or the beneficial owner of any payment of (or in respect of) principal of, or interest, on this Security failed to comply with a request of the Issuer or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any information requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(v)                                 the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such directives;

(vi)                              this Security is presented (where presentation is required) for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting (where presentation is required) this Security to another paying agent in a Member State of the European Union; or

(vii)                           any combination of subclauses (i) through (vi) above;

nor shall Additional Amounts be paid with respect to the principal of, and interest on, the Securities to any holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.  For the avoidance of doubt, all payments in respect of the Securities will be made subject to any withholding or deduction required pursuant to any fiscal or other laws, regulations and directives, including FATCA, and the Issuer shall not be required to pay Additional Amounts with respect to the principal of, interest and any other payments on, the Securities on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Security there is mentioned, in any context, the payment of the principal of (and premium, if any) or interest, on, or in respect of, the Securities such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions hereof and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

A “Business Day” is any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.

Additional provisions of this Security are set forth following the signature page hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Senior Debt Securities Indenture or be valid or obligatory for any purpose.

[The remainder of this page has been left blank intentionally]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed this [   ] day of [   ], [   ].

ABBEY NATIONAL TREASURY SERVICES PLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Debt Securities of the series designated herein referred to in the within-mentioned Senior Debt Securities Indenture.

Dated:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

GUARANTEE

OF

SANTANDER UK PLC

For value received, Santander UK plc, a public limited company incorporated under the laws of England and Wales (the “Guarantor,” which term includes any Person as a successor Guarantor under the Senior Debt Securities Indenture referred to in the Senior Debt Security upon which this Guarantee is endorsed), hereby unconditionally and irrevocably guarantees to the Holder of the Senior Debt Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of the Senior Debt Securities Indenture.  In case of the failure of Abbey National Treasury Services plc, a public limited company incorporated in England and Wales (the “Issuer,” which term shall include any successor entity under the Senior Debt Securities Indenture), to punctually pay any such principal, premium, interest or Additional Amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Issuer.

The indebtedness evidenced by this Guarantee is ranked equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

All payments of principal of and premium, if any, and interest, if any on, or in respect of, such Senior Debt Security shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future income, stamp and other Taxes  now or hereinafter imposed or levied, collected, withheld or assessed by or on behalf of the United Kingdom, or the jurisdiction of residence or incorporation of the Guarantor, or any political subdivision or taxing authority thereof or therein (the “Guarantor Taxing Jurisdiction”), unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by fiscal or other laws, regulations and directives.  For the purposes of this Guarantee, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Guarantor to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of Code or otherwise imposed pursuant to FATCA. If a withholding or deduction at source is required, the Guarantor shall, subject to the same limitations and exceptions set forth in the Senior Debt Securities Indenture, pay to the Holder of such Senior Debt Security such Additional Amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Senior Debt Security and the Senior Debt Securities Indenture to be then due and payable.  For the avoidance of doubt, all payments in respect of such Senior Debt Security will be made subject to any withholding or deduction required pursuant to any fiscal or other laws, regulations and directives, including FATCA, and the Guarantor shall not be required to pay Additional Amounts with respect to the principal of, interest and any other payments on, such Senior Debt Security on account of any such deduction or withholding required pursuant to FATCA.

The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Senior Debt Security or the Senior Debt Securities Indenture, any failure to enforce the provisions of such Senior Debt Security or the Senior Debt Securities Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Senior Debt Security or the Trustee, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.  The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such Senior Debt Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on, and any Additional Amounts with respect to, the Senior Debt Securities and the complete performance of all other obligations contained in such Senior Debt Security.  The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in the Senior Debt Securities Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on such Senior Debt Security, in whole or in part, is rescinded or must otherwise be restored to the Issuer or the Guarantor upon the bankruptcy, liquidation or reorganization of the Issuer or otherwise.

The Guarantor shall be subrogated to all rights of the Holder of such Senior Debt Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any Additional Amounts with respect to, such Senior Debt Security shall have been paid in full.

As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Issuer under the Senior Debt Securities Indenture or such Senior Debt Security but which is for any reason (whether or not now known or becoming known to the Issuer, the Guarantor, the Trustee or any Holder of such Senior Debt Security) not recoverable from the Guarantor on the basis of a Guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand.  This indemnity constitutes a separate and independent obligation from the other obligations in the Senior Debt Securities Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of such Senior Debt Security.

The Guarantor may, without the consent of the Holders, assume all of the rights and obligations of the Issuer under the Senior Debt Securities Indenture with respect to such Senior Debt Security and under such Senior Debt Security if, after giving effect to such assumption, no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.  Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Issuer and the Issuer shall be released from its liabilities under the Senior Debt Securities Indenture and under such Senior Debt Security as obligor on such Senior Debt Security.  The Guarantor shall assume all of the rights and obligations of the Issuer under the Senior Debt Securities Indenture with respect to such Senior Debt Security and under such Senior Debt Security if, upon a default by the Issuer in the due and punctual payment of the principal, premium, if any, or interest on such Senior Debt Security, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 12.01 of the Senior Debt Securities Indenture with respect to such Senior Debt Security.  Such assumption shall result in such Senior Debt Security becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of such Senior Debt Security.  Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Issuer, and the Issuer shall be released from its liabilities hereunder and under such Senior Debt Security as obligor on such Senior Debt Security.

No reference herein to such Senior Debt Securities Indenture and no provision of such Senior Debt Securities Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and Additional Amounts payable in respect of the Senior Debt Security upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Senior Debt Security shall have been executed by manual or facsimile signature by or on behalf of the Trustee under such Senior Debt Securities Indenture.

All terms used in this Guarantee that are defined in such Senior Debt Securities Indenture and not otherwise defined herein shall have the meanings assigned to them in such Senior Debt Securities Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page has been left blank intentionally]

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed this [   ] day of [   ], [   ].

SANTANDER UK PLC,
as the Guarantor

By:
Name:
Title:

2.000% Notes due 2018

This Security is one or all of a duly authorized issue of securities of the Issuer (herein called the “Securities”), initially limited in aggregate principal amount to $750,000,000, issued and to be issued in one or more series under an Indenture, dated as of April 27, 2011 (herein called the “Original Senior Debt Securities Indenture”), among the Issuer, Santander UK plc, as Guarantor (the “Guarantor”) and The Bank of New York Mellon, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Senior Debt Securities Indenture (as defined herein)), as supplemented by the Second Supplemental Indenture, dated as of September 10, 2014 (the “Second Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of August 24, 2015 (the “Fifth Supplemental Indenture” and, together with the Original Senior Debt Securities Indenture and the Second Supplemental Indenture, the “Senior Debt Securities Indenture”), to which Senior Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one or all of the series designated as the “2.000% Notes due 2018.”

As provided in and subject to the provisions of the Senior Debt Securities Indenture, the Issuer and, if applicable, the Guarantor will have the option to redeem the Securities in whole on any Interest Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Securities to the date fixed for redemption (or, in the case of Original Issue Discount Securities, the accreted face amount thereof, together with accrued interest, if any), if, at any time, the Issuer (or, if applicable, the Guarantor) shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or, based upon a written legal opinion of independent United Kingdom counsel of recognized standing as set forth in the Senior Debt Securities Indenture, any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after a date included in the terms of such Securities:

(a)           in making payment under the Securities in respect of principal or premium, if any, or interest, if any, it (or the Guarantor, if applicable) has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b)           any payment of Interest on an Interest Payment Date in respect of the Securities has been treated as a “distribution”, or the payment of interest on the next Interest Payment Date in respect of any of the Securities would be treated as a “distribution,” in each case within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c)           on an Interest Payment Date the Issuer (or the Guarantor, if applicable) was not entitled, or on the next Interest Payment Date the Issuer (or the Guarantor, if applicable) would not be entitled, to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Issuer would be materially reduced).

In the event of a redemption as described in the paragraphs above, notice of such redemption to the Holders of the Securities of any series to be redeemed in whole but not in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of the Securities of such series at their last addresses as they shall appear upon the Security Register of the Issuer.

The Senior Debt Securities Indenture contains provisions for satisfaction and discharge of the Senior Debt Securities Indenture applicable to the Issuer and the Guarantor, in each case, upon compliance by the Issuer and the Guarantor with certain conditions set forth in the Senior Debt Securities Indenture, which provisions apply to this Security.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Senior Debt Securities Indenture.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Senior Debt Securities Indenture or for the appointment of an administrator, receiver or trustee or for any other remedy thereunder, unless such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such Security specifying such Event of Default and stating that such notice is a “Notice of Default” under the Senior Debt Securities Indenture; the Holders of not less than 25% in aggregate principal amount of such Security shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name, as Trustee hereunder; such Holders have offered to the Trustee reasonable indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of such Security.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

The Senior Debt Securities Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities under the Senior Debt Securities Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities affected by such amendment.  The Senior Debt Securities Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time outstanding, on behalf of the Holders of all Securities, to waive compliance by the Issuer or the Guarantor, or both, with certain provisions of the Senior Debt Securities Indenture and certain past defaults under the Senior Debt Securities Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Senior Debt Securities Indenture and no provision of this Security or of the Senior Debt Securities Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Issuer may, from time to time, without the consent of the Holders of the Securities, issue additional Securities of this series, guaranteed by the Guarantor, having the same ranking and same interest rate, Stated Maturity, redemption terms and other terms, except for the price to the public and issue date and first Interest Payment Date, as this Security; provided, however, that such additional Securities must be either treated as part of the same issue of debt instruments for U.S. federal income tax purposes or be issued with an issue price that is no less than the adjusted issue price of this Security at the time of issuance of such additional Securities for U.S. federal income tax purposes.  Any such additional Securities, together with this Security, will constitute a single series of Senior Debt Securities under the Senior Debt Securities Indenture.

As provided in the Senior Debt Securities Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place of payment where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Senior Debt Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations containing identical terms and provisions, of a like aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.  As provided in the Senior Debt Securities Indenture and subject to certain limitations set forth therein, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but, subject to certain exceptions set forth in the Senior Debt Securities Indenture, the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations of the Issuer and the Guarantor under the Senior Debt Securities Indenture and this Security and all documents delivered in the name of the Issuer or the Guarantor, as the case may be, in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer or the Guarantor or any of them, and shall not involve any claim against or personal liability on the part of any of them, and all persons including the Trustee shall look solely to the assets of the Issuer and the Guarantor for the payment of any claim thereunder or for the performance thereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or the Guarantor or any of them or any of their personal assets for such satisfaction.  The performance of the obligations of the Issuer and the Guarantor under the Senior Debt Securities Indenture and this Security and all documents delivered in the name of the Issuer or the Guarantor, as the case may be, in connection therewith shall not be deemed a waiver of any rights or powers of the Issuer or the Guarantor or their respective directors or shareholders under the Issuer’s or the Guarantor’s respective Memorandum and Articles of Association.

By its acquisition of the Securities, each Holder and beneficial owner of the Securities: (i) recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Securities that may result in (a) the cancellation, write-down or reduction of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) and/or (b) any other modification, variation or change of form of the Securities and/or (c) the conversion of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) into shares or other securities or other obligations of the Issuer, the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and recognizes, acknowledges, agrees and consents that its rights as a Holder and/or beneficial owner of the Securities will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Securities any ordinary shares or other instruments of ownership into which the Securities may be converted; (ii) recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Guarantees in relation to the Securities that may result in (x) the cancellation, write-down or reduction of all, or a portion, of the outstanding amounts due under the Guarantees and/or (y) any other modification, variation or change of form of the Guarantees and/or (z) the conversion of all, or a portion, of the obligations under the Guarantees into shares or other securities or other obligations of the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and recognizes, acknowledges, agrees and consents that its rights will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Guarantees any ordinary shares or other instruments of ownership into which the Guarantees may be converted; (iii) recognizes, acknowledges and agrees that no repayment of the principal amount of the Securities or payment of interest on the Securities or a payment of any amount under the Guarantees will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Issuer and/or the Guarantor after the exercise of such UK Bail-in Power; (iv) recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to such Securities and/or Guarantees; and (v) recognizes, acknowledges, agrees and consents that Section 2.01 and Section 4.01 of the Fifth Supplemental Indenture constitute the entire agreement between the Issuer, the Guarantor and each Holder and beneficial owner of the Securities on the matters described therein to the exclusion of any other agreements, arrangements or understandings between the parties relating to the Securities and/or the Guarantees.

By its acquisition of the Securities, each Holder and beneficial owner of the Securities: (i) recognizes, acknowledges, consents and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Securities and/or the Guarantees in relation to the Securities shall not give rise to an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Securities; (iii) recognizes, acknowledges consents and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority, (a) the Trustee shall not be required to take any further directions from Holders under Section 5.12 of the Original Senior Debt Securities Indenture and (b) the Senior Debt Securities Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority; and (iv) shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Securities and/or the Guarantees as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner of the Securities. Notwithstanding clause (iii), if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Securities and/or the Guarantees remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Securities), then the Trustee’s duties under the Senior Debt Securities Indenture shall remain applicable with respect to the Securities following such completion to the extent the Issuer, the Guarantor and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Senior Debt Securities Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the relevant UK authority, there will at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Original Senior Debt Securities Indenture and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Original Senior Debt Securities Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Senior Debt Securities Indenture is agreed upon pursuant to the Senior Debt Securities Indenture.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Original Senior Debt Securities Indenture, the Issuer, the Guarantor and the Trustee may enter into one or more indentures supplemental to the Senior Debt Securities Indenture to modify and amend the terms of the Senior Debt Securities Indenture or the Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power.

EACH HOLDER OR BENEFICIAL OWNER OF THE SECURITIES THAT ACQUIRES ITS SECURITIES IN THE SECONDARY MARKET SHALL BE DEEMED TO RECOGNIZE, ACKNOWLEDGE AND AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED IN THE SENIOR DEBT SECURITIES INDENTURE TO THE SAME EXTENT AS THE HOLDERS OF THE SECURITIES THAT ACQUIRE THE SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE SECURITIES RELATED TO THE UK BAIL-IN POWER.

Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Securities, the Issuer shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

“UK Bail-in Power” means any statutory power in the UK under the UK Banking Act 2009, as the same may be amended, re-enacted or replaced from time to time pursuant to which liabilities (including accrued but unpaid interest) of a bank, investment firm and certain banking group companies (including relevant parent undertakings, subsidiaries and/or certain affiliates of banks and investment firms) can be (in part or in full) cancelled, written down, reduced, modified, varied, changed in form, transferred, diluted and/or converted into shares or other securities or obligations of the Issuer or any other person.

“relevant UK resolution authority” means the Bank of England or any other authority with the ability to exercise a UK Bail-in Power.

All terms used in this Security that are defined in the Senior Debt Securities Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Debt Securities Indenture.

The Senior Debt Securities Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to Section 4.01 and Section 4.04 of the Fifth Supplemental Indenture (and the corresponding provisions in this Security) shall be governed by and construed in accordance with the laws of England and Wales.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities.  No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of the company and hereby does irrevocably constitute and appoint attorney to transfer said Security on the books of the within-named company with full power of substitution in the premises.

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

EXHIBIT B

FORM OF FLOATING RATE NOTE

This Security is in global form within the meaning of the Senior Debt Securities Indenture hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (“DTC”), or a nominee of DTC, which may be treated by the Issuer, the Guarantor, the Trustee and any agent thereof as owner and holder of this Security for all purposes.

By its acquisition of the Securities represented by this Global Security, each holder and beneficial owner of the Securities recognizes, acknowledges, agrees and consents that the Securities will be subject to the exercise of any UK Bail-in Power (as defined herein) by the relevant UK resolution authority (as defined herein). Each holder and beneficial owner of the Securities also, by its acquisition of the Securities, recognizes, acknowledges, agrees and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Securities that may result in (i) the cancellation, write-down or reduction of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) and/or (ii) any other modification, variation or change of form of the Securities and/or (iii) the conversion of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) into shares or other securities or other obligations of the Issuer, the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and the rights of the holders and beneficial owners of the Securities will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Securities any ordinary shares or other instruments of ownership into which the Securities may be converted.

By its acquisition of the Securities represented by this Global Security, each holder and beneficial owner of the Securities recognizes, acknowledges, agrees and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Guarantees in relation to the Securities.

Unless this certificate is presented by an authorized representative of DTC to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Securities in definitive form in the limited circumstances referred to in the Senior Debt Securities Indenture, this Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

Registered No. [ ]	Principal Amount: $[ ]
CUSIP: 002799AW4 ISIN: US002799AW45

ABBEY NATIONAL TREASURY SERVICES PLC

Floating Rate Notes due 2018

Fully, Unconditionally and Irrevocably Guaranteed by

SANTANDER UK PLC

Abbey National Treasury Services plc, a public limited company incorporated in England and Wales (hereinafter called the “Issuer,” which term shall include any successor entity under the Senior Debt Securities Indenture), for value received, hereby promises to pay to Cede & Co., as nominee for DTC, or registered assigns, upon presentation, the principal sum of [   ] DOLLARS ($[   ]) on August 24, 2018 (the “Maturity Date”) and to pay interest thereon from August 24, 2015, or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly in arrears on February 24, May 24, August 24 and November 24 in each year (each, an “Interest Payment Date”), and on the Maturity Date, commencing on November 24, 2015 to, but excluding, the next Interest Payment Date or Maturity Date, as the case may be.  This Security will bear interest from August 24, 2015, to, but excluding, November 24, 2015, at an initial interest rate of LIBOR (as defined on the reverse hereof) plus 0.850% per annum and thereafter at an interest rate that will be reset quarterly on February 24, May 24, August 24 and November 24 of each year (each, an “Interest Reset Date”), commencing November 24, 2015, equal to LIBOR plus 0.850% per annum, until the entire principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Senior Debt Securities Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) preceding the related Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of Defaulted Interest to be fixed by the Issuer, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Senior Debt Securities Indenture.

Payment of the principal of and interest on and any Additional Amounts in respect of this Global Security will be paid to DTC for the purpose of permitting DTC to credit the principal and interest received by it in respect of this Global Security to the accounts of the beneficial owners thereof; provided, however, that if this Security is not a Global Security, payment of the principal of, interest on and Additional Amounts, if any, in respect of this Security will be made at the office or agency of the Trustee in The City of New York, or elsewhere as provided in the Senior Debt Securities Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; and provided, further, that at the option of the Issuer payment of interest may be made by (a) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (b) transfer to an account of the Person entitled thereto located inside the United States.

If any Interest Payment Date for this Security would fall on a day that is not a Business Day, then the Interest Payment Date will be postponed to the next succeeding Business Day and interest thereon will continue to accrue to but excluding such succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day and interest thereon will accrue to but excluding such preceding Business Day.  If the Maturity Date or Redemption Date would fall on a day that is not a Business Day, then the payment of interest and principal will be made on the next succeeding Business Day, but no additional interest shall be paid unless the Issuer fails to make payment on such next succeeding Business Day.

If any Interest Reset Date would fall on a day that is not a Business Day, the Interest Reset Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Reset Date will be the immediately preceding Business Day.

All amounts of principal, and premium, if any, and interest, on the Securities will be paid by the Issuer without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the country in which the Issuer is organized or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by fiscal or other laws, regulations and directives.  For the purposes of this Security, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”).  If deduction or withholding of any such Taxes shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts of, or in respect of, the principal amount of, premium, if any, and interest, on the Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of the Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, and interest, which would have been payable in respect of the Securities had no such deduction or withholding been required; provided, however, that the foregoing will not apply to any such Tax which would not have been payable or due but for the fact that:

(viii)        the Holder or the beneficial owner of this Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of this Security, or the collection of any payment of (or in respect of) principal of, premium, if any, or interest, on this Security;

(ix)          except in the case of a winding-up of the Issuer in the United Kingdom, this Security is presented (where presentation is required) for payment in the United Kingdom;

(x)           this Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting (where presentation is required) the same for payment at the close of such 30 day period;

(xi)          the Holder or the beneficial owner of this Security or the beneficial owner of any payment of (or in respect of) principal of, or interest, on this Security failed to comply with a request of the Issuer or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any information requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(xii)         the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such directives;

(xiii)        this Security is presented (where presentation is required) for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting (where presentation is required) this Security to another paying agent in a Member State of the European Union; or

(xiv)        any combination of subclauses (i) through (vi) above;

nor shall Additional Amounts be paid with respect to the principal of, and interest on, the Securities to any holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.  For the avoidance of doubt, all payments in respect of the Securities will be made subject to any withholding or deduction required pursuant to any fiscal or other laws, regulations and directives, including FATCA, and the Issuer shall not be required to pay Additional Amounts with respect to the principal of, interest and any other payments on, the Securities on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Security there is mentioned, in any context, the payment of the principal of (and premium, if any) or interest, on, or in respect of, the Securities such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions hereof and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

A “Business Day” is any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.

Additional provisions of this Security are set forth following the signature page hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Senior Debt Securities Indenture or be valid or obligatory for any purpose.

[The remainder of this page has been left blank intentionally]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed this [   ] day of [   ],[   ].

ABBEY NATIONAL TREASURY SERVICES PLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Debt Securities of the series designated herein referred to in the within-mentioned Senior Debt Securities Indenture.

Dated:

THE BANK OF NEW YORK MELLON,

as Trustee

By:
Authorized Signatory

GUARANTEE

OF

SANTANDER UK PLC

For value received, Santander UK plc, a public limited company incorporated under the laws of England and Wales (the “Guarantor,” which term includes any Person as a successor Guarantor under the Senior Debt Securities Indenture referred to in the Senior Debt Security upon which this Guarantee is endorsed), hereby unconditionally and irrevocably guarantees to the Holder of the Senior Debt Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of the Senior Debt Securities Indenture.  In case of the failure of Abbey National Treasury Services plc, a public limited company incorporated in England and Wales (the “Issuer,” which term shall include any successor entity under the Senior Debt Securities Indenture), to punctually pay any such principal, premium, interest or Additional Amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Issuer.

The indebtedness evidenced by this Guarantee is ranked equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

All payments of principal of and premium, if any, and interest, if any on, or in respect of, such Senior Debt Security shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future income, stamp and other Taxes now or hereinafter imposed or levied, collected, withheld or assessed by or on behalf of the United Kingdom, or the jurisdiction of residence or incorporation of the Guarantor, or any political subdivision or taxing authority thereof or therein (the “Guarantor Taxing Jurisdiction”), unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by fiscal or other laws, regulations and directives.  For the purposes of this Guarantee, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Guarantor to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of Code or otherwise imposed pursuant to FATCA. If a withholding or deduction at source is required, the Guarantor shall, subject to the same limitations and exceptions set forth in the Senior Debt Securities Indenture, pay to the Holder of such Senior Debt Security such Additional Amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Senior Debt Security and the Senior Debt Securities Indenture to be then due and payable.  For the avoidance of doubt, all payments in respect of such Senior Debt Security will be made subject to any withholding or deduction required pursuant to any fiscal or other laws, regulations and directives, including FATCA, and the Guarantor shall not be required to pay Additional Amounts with respect to the principal of, interest and any other payments on, such Senior Debt Security on account of any such deduction or withholding required pursuant to FATCA.

The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Senior Debt Security or the Senior Debt Securities Indenture, any failure to enforce the provisions of such Senior Debt Security or the Senior Debt Securities Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Senior Debt Security or the Trustee, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.  The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such Senior Debt Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on, and any Additional Amounts with respect to, the Senior Debt Securities and the complete performance of all other obligations contained in such Senior Debt Security.  The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in the Senior Debt Securities Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on such Senior Debt Security, in whole or in part, is rescinded or must otherwise be restored to the Issuer or the Guarantor upon the bankruptcy, liquidation or reorganization of the Issuer or otherwise.

The Guarantor shall be subrogated to all rights of the Holder of such Senior Debt Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any Additional Amounts with respect to, such Senior Debt Security shall have been paid in full.

As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Issuer under the Senior Debt Securities Indenture or such Senior Debt Security but which is for any reason (whether or not now known or becoming known to the Issuer, the Guarantor, the Trustee or any Holder of such Senior Debt Security) not recoverable from the Guarantor on the basis of a Guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand.  This indemnity constitutes a separate and independent obligation from the other obligations in the Senior Debt Securities Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of such Senior Debt Security.

The Guarantor may, without the consent of the Holders, assume all of the rights and obligations of the Issuer under the Senior Debt Securities Indenture with respect to such Senior Debt Security and under such Senior Debt Security if, after giving effect to such assumption, no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.  Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Issuer and the Issuer shall be released from its liabilities under the Senior Debt Securities Indenture and under such Senior Debt Security as obligor on such Senior Debt Security.  The Guarantor shall assume all of the rights and obligations of the Issuer under the Senior Debt Securities Indenture with respect to such Senior Debt Security and under such Senior Debt Security if, upon a default by the Issuer in the due and punctual payment of the principal, premium, if any, or interest on such Senior Debt Security, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 12.01 of the Senior Debt Securities Indenture with respect to such Senior Debt Security.  Such assumption shall result in such Senior Debt Security becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of such Senior Debt Security.  Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Issuer, and the Issuer shall be released from its liabilities hereunder and under such Senior Debt Security as obligor on such Senior Debt Security.

No reference herein to such Senior Debt Securities Indenture and no provision of such Senior Debt Securities Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, interest on and Additional Amounts payable in respect of the Senior Debt Security upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Senior Debt Security shall have been executed by manual or facsimile signature by or on behalf of the Trustee under such Senior Debt Securities Indenture.

All terms used in this Guarantee that are defined in such Senior Debt Securities Indenture and not otherwise defined herein shall have the meanings assigned to them in such Senior Debt Securities Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

[The remainder of this page has been left blank intentionally]

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed this [   ] day of [   ], [   ].

SANTANDER UK PLC,
as the Guarantor

By:
Name:
Title:

Floating Rate Notes due 2018

This Security is one or all of a duly authorized issue of securities of the Issuer (herein called the “Securities”), initially limited in aggregate principal amount to $250,000,000, issued and to be issued in one or more series under an Indenture, dated as of April 27, 2011 (herein called the “Original Senior Debt Securities Indenture”), among the Issuer, Santander UK plc, as Guarantor (the “Guarantor”) and The Bank of New York Mellon, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Senior Debt Securities Indenture (as defined herein)), as supplemented by the Second Supplemental Indenture, dated as of September 10, 2014 (the “Second Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of August 24, 2015 (the “Fifth Supplemental Indenture” and, together with the Original Senior Debt Securities Indenture and the Second Supplemental Indenture, the “Senior Debt Securities Indenture”), to which Senior Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one or all of the series designated as the “Floating Rate Notes due 2018.”

The calculation agent, who shall be The Bank of New York Mellon, or its successor appointed by the Issuer, will determine the initial interest rate by reference to LIBOR on the second London Banking Day preceding the issue date and the interest rate for each succeeding Interest Reset Date by reference to LIBOR on the second London Banking Day preceding the applicable Interest Reset Date (each, an “Interest Determination Date”).  Promptly upon such determination, the calculation agent will notify the Issuer and the Trustee (if the calculation agent is not the same entity as the Trustee) of the new interest rate.  Upon the request of a holder of this Security, the calculation agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

“BBA” means the British Bankers’ Association.

A “London Banking Day” means any day on which dealings in U.S. Dollars are transacted in the London interbank market.

“LIBOR” means, as of any Interest Determination Date:

(1)                     the offered quotation to leading banks in the London interbank market for three-month U.S. Dollar deposits (i) as defined by (A) the BBA, (B) its successor in such capacity, such as NYSE Euronext Rate Administration Ltd., or (C) such other person assuming the responsibility of the BBA or its successor in calculating the London Inter-Bank Offered Rate in the event the BBA or its successor no longer do so, and (ii) as calculated by their appointed calculation agent and published, as such rate appears on either the Reuters Monitor Money Rates Service page LIBOR01 (or a successor page on such service) or, if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Interest Determination Date;

(2)                     if no such rate is so published, then the rate for such Interest Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month U.S. Dollar deposits quoted by the Reference Banks to the calculation agent as of 11:00 a.m., London time, on such Interest Determination Date (it being understood that at least two such quotes must have been so provided to the calculation agent); or

(3)                     if LIBOR cannot be determined on such Interest Determination Date using the foregoing methods, then LIBOR on such Interest Determination Date shall be LIBOR in effect as determined using the foregoing methods for the first calendar day preceding such Interest Determination Date on which LIBOR can be so determined.

“Reference Banks” means each of four major reference banks in the London interbank market, as selected by the Issuer or the Guarantor.

The amount of interest accrued on this Security to each Interest Payment Date will be calculated by multiplying the principal amount of this Security by an accrued interest factor.  The accrued interest factor will be equal to the sum of the interest factors calculated for each day in the period for which interest is being paid.  The interest factor for each day is equal to the interest rate applicable to that day divided by 360.  The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date.  The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date, or, if none, the initial interest rate.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, the Issuer and, if applicable, the Guarantor will have the option to redeem the Securities in whole on any Interest Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Securities to the date fixed for redemption (or, in the case of Original Issue Discount Securities, the accreted face amount thereof, together with accrued interest, if any), if, at any time, the Issuer (or, if applicable, the Guarantor) shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or, based upon a written legal opinion of independent United Kingdom counsel of recognized standing as set forth in the Senior Debt Securities Indenture, any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after a date included in the terms of such Securities:

(a)           in making payment under the Securities in respect of principal or premium, if any, or interest, if any, it (or the Guarantor, if applicable) has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b)           any payment of Interest on an Interest Payment Date in respect of the Securities has been treated as a “distribution”, or the payment of interest on the next Interest Payment Date in respect of any of the Securities would be treated as a “distribution,” in each case within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c)           on an Interest Payment Date the Issuer (or the Guarantor, if applicable) was not entitled, or on the next Interest Payment Date the Issuer (or the Guarantor, if applicable) would not be entitled, to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Issuer would be materially reduced).

In the event of a redemption as described in the paragraphs above, notice of such redemption to the Holders of the Securities of any series to be redeemed in whole but not in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of the Securities of such series at their last addresses as they shall appear upon the Security Register of the Issuer.

The Senior Debt Securities Indenture contains provisions for satisfaction and discharge of the Senior Debt Securities Indenture applicable to the Issuer and the Guarantor, in each case, upon compliance by the Issuer and the Guarantor with certain conditions set forth in the Senior Debt Securities Indenture, which provisions apply to this Security.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Senior Debt Securities Indenture.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Senior Debt Securities Indenture or for the appointment of an administrator, receiver or trustee or for any other remedy thereunder, unless such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such Security specifying such Event of Default and stating that such notice is a “Notice of Default” under the Senior Debt Securities Indenture; the Holders of not less than 25% in aggregate principal amount of such Security shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name, as Trustee hereunder; such Holders have offered to the Trustee reasonable indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of such Security.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

The Senior Debt Securities Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities under the Senior Debt Securities Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities affected by such amendment.  The Senior Debt Securities Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time outstanding, on behalf of the Holders of all Securities, to waive compliance by the Issuer or the Guarantor, or both, with certain provisions of the Senior Debt Securities Indenture and certain past defaults under the Senior Debt Securities Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Senior Debt Securities Indenture and no provision of this Security or of the Senior Debt Securities Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Issuer may, from time to time, without the consent of the Holders of the Securities, issue additional Securities of this series, guaranteed by the Guarantor, having the same ranking and same interest rate, Stated Maturity, redemption terms and other terms, except for the price to the public and issue date and first Interest Payment Date, as this Security; provided, however, that such additional Securities must be either treated as part of the same issue of debt instruments for U.S. federal income tax purposes or be issued with an issue price that is no less than the adjusted issue price of this Security at the time of issuance of such additional Securities for U.S. federal income tax purposes.  Any such additional Securities, together with this Security, will constitute a single series of Senior Debt Securities under the Senior Debt Securities Indenture.

As provided in the Senior Debt Securities Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place of payment where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Senior Debt

Security Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations containing identical terms and provisions, of a like aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.  As provided in the Senior Debt Securities Indenture and subject to certain limitations set forth therein, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but, subject to certain exceptions set forth in the Senior Debt Securities Indenture, the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations of the Issuer and the Guarantor under the Senior Debt Securities Indenture and this Security and all documents delivered in the name of the Issuer or the Guarantor, as the case may be, in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer or the Guarantor or any of them, and shall not involve any claim against or personal liability on the part of any of them, and all persons including the Trustee shall look solely to the assets of the Issuer and the Guarantor for the payment of any claim thereunder or for the performance thereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or the Guarantor or any of them or any of their personal assets for such satisfaction.  The performance of the obligations of the Issuer and the Guarantor under the Senior Debt Securities Indenture and this Security and all documents delivered in the name of the Issuer or the Guarantor, as the case may be, in connection therewith shall not be deemed a waiver of any rights or powers of the Issuer or the Guarantor or their respective directors or shareholders under the Issuer’s or the Guarantor’s respective Memorandum and Articles of Association.

By its acquisition of the Securities, each Holder and beneficial owner of the Securities: (i) recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Securities that may result in (a) the cancellation, write-down or reduction of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) and/or (b) any other modification, variation or change of form of the Securities and/or (c) the conversion of all, or a portion, of the principal amount of, or any other outstanding amounts due under the Securities (including any interest which is accrued but unpaid) into shares or other securities or other obligations of the Issuer, the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and recognizes, acknowledges, agrees and consents that its rights as a Holder and/or beneficial owner of the Securities will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Securities any ordinary shares or other instruments of ownership into which the Securities may be converted; (ii) recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority in relation to the Guarantees in relation to the Securities that may result in (x) the cancellation, write-down or reduction of all, or a portion, of the outstanding amounts due under the Guarantees and/or (y) any other modification, variation or change of form of the Guarantees and/or (z) the conversion of all, or a portion, of the obligations under the Guarantees into shares or other securities or other obligations of the Guarantor or another person to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and recognizes, acknowledges, agrees and consents that its rights will be subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, write-down, cancellation, modification, variation, change of form or conversion and that it will accept in lieu of the Guarantees any ordinary shares or other instruments of ownership into which the Guarantees may be converted; (iii) recognizes, acknowledges and agrees that no repayment of the principal amount of the Securities or payment of interest on the Securities or a payment of any amount under the Guarantees will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Issuer and/or the Guarantor after the exercise of such UK Bail-in Power; (iv) recognizes, acknowledges and agrees to be bound by and consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to such Securities and/or Guarantees; and (v) recognizes, acknowledges, agrees and consents that Section 2.01 and Section 4.01 of the Fifth Supplemental Indenture constitute the entire agreement between the Issuer, the Guarantor and each Holder and beneficial owner of the Securities on the matters described therein to the exclusion of any other agreements, arrangements or understandings between the parties relating to the Securities and/or the Guarantees.

By its acquisition of the Securities, each Holder and beneficial owner of the Securities: (i) recognizes, acknowledges, consents and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Securities and/or the Guarantees in relation to the Securities shall not give rise to an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Securities; (iii) recognizes, acknowledges, consents and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority, (a) the Trustee shall not be required to take any further directions from Holders under Section 5.12 of the Original Senior Debt Securities Indenture and (b) the Senior Debt Securities Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority; and (iv) shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Securities and/or the Guarantees as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner of the Securities. Notwithstanding clause (iii), if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Securities and/or the Guarantees remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Securities), then the Trustee’s duties under the Senior Debt Securities Indenture shall remain applicable with respect to the Securities following such completion to the extent the Issuer, the Guarantor and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Senior Debt Securities Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the relevant UK authority, there will at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Original Senior Debt Securities Indenture and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Original Senior Debt Securities Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Senior Debt Securities Indenture is agreed upon pursuant to the Senior Debt Securities Indenture.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Original Senior Debt Securities Indenture, the Issuer, the Guarantor and the Trustee may

enter into one or more indentures supplemental to the Senior Debt Securities Indenture to modify and amend the terms of the Senior Debt Securities Indenture or the Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power.

EACH HOLDER OR BENEFICIAL OWNER OF THE SECURITIES THAT ACQUIRES ITS SECURITIES IN THE SECONDARY MARKET SHALL BE DEEMED TO RECOGNIZE, ACKNOWLEDGE AND AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED IN THE SENIOR DEBT SECURITIES INDENTURE TO THE SAME EXTENT AS THE HOLDERS OF THE SECURITIES THAT ACQUIRE THE SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE SECURITIES RELATED TO THE UK BAIL-IN POWER.

Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Securities, the Issuer shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

“UK Bail-in Power” means any statutory power in the UK under the UK Banking Act 2009, as the same may be amended, re-enacted or replaced from time to time pursuant to which liabilities (including accrued but unpaid interest) of a bank, investment firm and certain banking group companies (including relevant parent undertakings, subsidiaries and/or certain affiliates of banks and investment firms) can be (in part or in full) cancelled, written down, reduced, modified, varied, changed in form, transferred, diluted and/or converted into shares or other securities or obligations of the Issuer or any other person.

“relevant UK resolution authority” means the Bank of England or any other authority with the ability to exercise a UK Bail-in Power.

All terms used in this Security that are defined in the Senior Debt Securities Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Debt Securities Indenture.

The Senior Debt Securities Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to Section 4.01 and Section 4.04 of the Fifth Supplemental Indenture (and the corresponding provisions in this Security) shall be governed by and construed in accordance with the laws of England and Wales.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities.  No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of the company and hereby does irrevocably constitute and appoint attorney to transfer said Security on the books of the within-named company with full power of substitution in the premises.

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).